UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2021

HANCOCK PARK CORPORATE INCOME, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	814-01185	81-0850535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On October 20, 2021, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”), held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 1,058,874 shares of the Company’s common stock, out of a total number of 2,107,952 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:

1.The election of one Class II director who will serve for three years, or until his successor is elected and qualified; and
2.The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Bilal Rashid was elected to serve as a Class II Director until the 2024 annual meeting of stockholders, or until his successor is elected and qualified, and the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021 was ratified.
The detailed final voting results of the shares voted with regard to each of these matters are as follows:
1.    Election of Class II director:

	For	Withheld	Broker Non-Votes
Bilal Rashid	1,048,298	10,576	0

Continuing directors whose terms did not expire at the Annual Meeting were as follows: Elaine E. Healy is currently serving as Class III director and her term expires in 2022 and Marc I. Abrams is currently serving as the Class I director and his term expires in 2023.
2.Ratification of the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain
1,050,875	4,295	3,704

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK PARK CORPORATE INCOME, INC.
Date: October 20, 2021	By: /s/ Bilal Rashid
Chief Executive Officer